INVESTOR PRESENTATION THIRD QUARTER 2026 2026

2THIRD QUARTER 2026 INVESTOR PRESENTATION This presentation contains “forward-looking statements” within the meaning, and protections, of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements about future financial and operating results, cost savings, enhanced revenues, economic and seasonal conditions in the Company’s markets, and improvements or impacts to reported earnings that may be realized from cost controls, tax law changes, conversion of preferred shares into common shares, new initiatives and for integration of banks (including Villages Bancorporation, Inc. (“VBI”)) that the Company has acquired, or expects to acquire, as well as statements with respect to Seacoast's objectives, strategic plans, expectations and intentions and other statements that are not historical facts. Actual results may differ from those set forth in the forward-looking statements. Forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond the Company’s control, and which may cause the actual results, performance or achievements of Seacoast Banking Corporation of Florida (“Seacoast” or the “Company”) or its wholly-owned banking subsidiary, Seacoast National Bank (“Seacoast Bank”), to be materially different from results, performance or achievements expressed or implied by such forward-looking statements. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. All statements other than statements of historical fact could be forward-looking statements. You can identify these forward- looking statements through the use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. Forward-looking statements also include statements relating to expectations regarding net interest income, net interest margin, loan growth, deposit growth and mix, credit quality, noninterest income and expense, capital levels and liquidity. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the impact of current and future economic and market conditions generally (including seasonality) and in the financial services industry, nationally and within Seacoast’s primary market areas, including the effects of continued inflationary pressures, changes in interest rates, tariffs or trade wars (including reduced consumer spending), slowdowns in economic growth, and the potential for high unemployment rates, as well as the financial stress on borrowers and changes to customer and client behavior and credit risk as a result of the foregoing; potential impacts of adverse developments in the banking industry, or as encountered by other financial institutions that adversely affect Seacoast, and including impacts on customer confidence, deposit outflows, liquidity and the regulatory response thereto (including increases in the cost of our deposit insurance assessments), the Company's ability to effectively manage its liquidity risk and any growth plans, and the availability of capital and funding; governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as risks related to legislative, tax and regulatory changes, including those that impact the money supply and inflation; the risks of continued changes in interest rates on the level and composition of deposits (as well as the cost of, and competition for, deposits), loan demand, liquidity and the values of loan collateral, securities, and interest rate sensitive assets and liabilities; interest rate risks (including the impacts of interest rates on macroeconomic conditions, and on our net interest income), sensitivities and the shape of the yield curve; changes in accounting policies, rules and practices; changes in retail distribution strategies, customer preferences and behavior generally and as a result of economic factors, including heightened or persistent inflation; changes in borrower credit risks and payment behaviors, and changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate, especially as they relate to the value of collateral supporting the Company’s loans; the Company’s concentration in commercial real estate loans and in real estate collateral in Florida; Seacoast’s ability to comply with any regulatory requirements and the risk that the regulatory environment may not be conducive to or may prohibit or delay the consummation of future mergers and/or business combinations, may increase the length of time and amount of resources required to consummate such transactions, and may reduce the anticipated benefit; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates (including with respect to our financial statements), as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of Seacoast’s investments due to market volatility or counterparty payment risk, as well as the effect of a decline in stock market prices on our fee income from our wealth management business; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including Seacoast’s ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues and revenue synergies, and limit deposit, customer and employee attrition; changes in technology or products that may be more difficult, costly, or less effective than anticipated; the timely development and acceptance of new products and services as well as risks (including reputational and litigation) attendant thereto, and perceived overall value of these products and services by users; risks associated with the development and use of artificial intelligence; the Company’s ability to identify and address increased cybersecurity risks, including those impacting vendors and other third parties which may be exacerbated by developments in generative artificial intelligence; fraud or misconduct by internal or external parties, which Seacoast may not be able to prevent, detect or mitigate; inability of Seacoast’s risk management framework to manage risks associated with the Company’s business; dependence on key suppliers or vendors to obtain equipment or services for the business on acceptable terms; reduction in or the termination of Seacoast’s ability to use the online- or mobile-based platform that is critical to the Company’s business growth strategy; the effects of war or other conflicts, regime change, civil unrest, acts of terrorism, natural disasters, including hurricanes in the Company’s footprint, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions and/or increase costs, including, but not limited to, property and casualty and other insurance costs; Seacoast’s ability to maintain adequate internal controls over financial reporting; potential or actual claims, damages, penalties, fines, costs, unexpected outcomes and reputational damage resulting from new, existing, pending or future litigation, regulatory proceedings and enforcement actions; the risks that deferred tax assets could be reduced if estimates of future taxable income from the Company’s operations and tax planning strategies are less than currently estimated, the results of tax audit findings, challenges to our tax positions, or adverse changes or interpretations of tax laws; the effects of competition (including the inability to grow, or attrition of deposits, customers, and employees) from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, non-bank financial technology providers, securities brokerage firms, insurance companies, private credit funds, money market and other mutual funds and other financial institutions; the failure of assumptions underlying the establishment of reserves for expected credit losses; impairment of our goodwill or other intangible assets, risks related to, and the costs associated with, environmental, social and governance matters (“ESG”) and anti-ESG matters, including the scope and pace of related rulemaking activity and disclosure requirements and potential litigation and enforcement; legislative, regulatory or supervisory actions related to so-called “de-banking,” including any new prohibitions, requirements or enforcement priorities that could affect customer relationships, compliance obligations, or operational practices; government actions or inactions, including a deterioration of the credit rating for U.S. long-term sovereign debt, actions that the U.S. government may take to avoid exceeding the debt ceiling, and uncertainties surrounding the federal budget and economic policy, including the impact of tariffs and trade policies; the risk that balance sheet, revenue growth, and loan growth expectations may differ from actual results; and other factors and risks described herein and under “Risk Factors” in any of the Company's subsequent reports filed with the SEC and available on its website at www.sec.gov. All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in the Company’s annual report on Form 10-K for the year ended December 31, 2025 and in other periodic reports that the Company files with the SEC. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov. Cautionary Notice Regarding Forward-Looking Statements

01 ABOUT SEACOAST BANK 02 STRATEGIC PRIORITIES 03 COMPANY PERFORMANCE 04 APPENDIX 01 ABOUT SEACOAST BANK 02 COMPANY PERFORMANCE 03 APPENDIX

AGENDA ABOUT SEACOAST BANK

5THIRD QUARTER 2026 INVESTOR PRESENTATION • Sustained, strong presence in Florida’s most attractive markets and recent expansion into the greater Atlanta market • #15 Florida market share ▪ #1 Florida-based bank in Orlando MSA ▪ #1 Florida-based bank in 12 counties in Florida ▪ #1 overall market share in Port St. Lucie and Wildwood-The Villages MSA • Exceptionally strong balance sheet, with industry leading capital and liquidity position ▪ 14.1% Tier 1 capital ratio ▪ 82% loan-to-deposit ratio Valuable Footprint with Strong Capital and Liquidity Counties with Seacoast Customers Counties with Seacoast Locations* Branches (105) Headquarters

6THIRD QUARTER 2026 INVESTOR PRESENTATION Favorable Demographics Provide a Durable Growth Advantage Seacoast’s deposit franchise is concentrated in MSAs projected to grow faster than the broader Southeast, providing a durable foundation for sustained organic growth. 1Southeast U.S. includes Florida, Georgia, North Carolina, South Carolina, Tennessee, Alabama, and Mississippi. Note: Deposit market share data as of June 30, 2026. Other Seacoast operating MSAs not shown due to de minimis size. Sources: S&P Capital IQ Pro. FDIC. 2026 – 2031 Projected Population Change (%) 1 Top-five deposit market share within the MSA Other Seacoast markets Share of Seacoast Deposits by MSA (%) 20 26 – 2 03 1 Pr oj ec te d Po pu la ti on C ha ng e (% ) 15% 10% 5% 0% The Villages Port St. LucieO ca la Br ad en to n Ja ck so nv ill e D ay to na B ea ch Orlando M el bo ur ne G ai ne sv ill e Ve ro B ea ch Ta m pa Se br in g Miami-Fort Lauderdale-West Palm Beach O ke ec ho be e 16% of Total Bank Deposits 2% 2% 13% 2% 4% 3% 4% 4% 21% 2% 12.8% Population Growth 10.1% Growth 8.3% Growth 5.7% Growth Nationwide Projected Population Growth Southeast U.S. Projected Population Growth 20%

7THIRD QUARTER 2026 INVESTOR PRESENTATION Executing Our Balanced Growth Strategy Relationship Oriented Value Proposition Adding Talent to High Performance Culture Attractive Markets Opportunistic Acquisitions Fortress Balance Sheet Resonates with both clients and bankers. Treasury management product expansion and wealth management services support revenue growth. Attracts the best banking talent from larger regional banks. Investments in talent are driving disciplined loan growth and strong deposit gathering. Top deposit market share in fastest growth MSAs in the country including our rare, statewide Florida presence. Strategic investments will continue to build market share in these top growth markets, increasing scarcity value. Leveraging our proven M&A capabilities, improving profitability through growth in low-cost deposit base and strategic deployment of capital. Industry-leading capital, robust liquidity, credit diversity, and granularity focus on better than peer risk-adjusted returns through cycles while providing long-term support to customers and shareholders. Our advantage is rooted in a top-tier banker force, compelling brand and footprint, and strong capital and liquidity supporting further organic growth and opportunistic acquisitions. Our laser focus is on leveraging these strengths to compete and take share from vulnerable competitors.

8THIRD QUARTER 2026 INVESTOR PRESENTATION Mortgage Additive to Strong Commercial Growth Profile The ability to retain residential mortgage production with a unique risk-adjusted return profile provides more sustainable loan growth through economic cycles. Our commercial growth continues to benefit from our indexing to strong growth markets, upgrading and adding to commercial banking talent, and expansion into new markets. Loan growth post VBI legal close has averaged 11.6% driven by 9.6 points of commercial loan growth and 1.9 points of residential loan growth. Loans Outstanding ($ in millions) $12,166 $13,574 $4,102 $4,485 $2,130 $2,491 $1,989 $2,177 $715 $947 $3,045 $3,281 Q3’25 Q3’26 Year over Year Growth Q3’25 – Q3’26 +11.6% +3.2 pts +1.9 pts +1.9 pts +1.5 pts +3.0 pts Commercial +9.6 pts 1 1Q3’25 loan balances include the VBI acquired loans.

9THIRD QUARTER 2026 INVESTOR PRESENTATION M&A Strategy Has Delivered Consistent Growth and Long-Term Value Creation 1Acquired assets reflects target’s publicly available financials from quarter prior to closing. 2Deposit market share for Florida-based banks as of June 30 each year. Sources: S&P Capital IQ Pro. FDIC.

10THIRD QUARTER 2026 INVESTOR PRESENTATION VBI Acquisition Delivered on Strategic and Financial Objectives • Expanded low-cost deposit base in one of Florida's fastest-growing markets, fueling strong commercial growth engine. • Established Seacoast as the primary banking partner for the continued growth of The Villages®, creating a durable source of deposits, mortgages, and household growth. • Greater scale and efficiency, supporting improved operating leverage and long-term shareholder returns. Strategic Benefits • Fastest-growing MSA in the United States. • Affluent 55+ master-planned community with approximately 30,000 developed acres and another 30,000 acres planned. • Multi-decade growth runway supporting continued customer, deposit, and loan growth. About The Villages • The acquisition outperformed our conservative assumptions at announcement leading to less tangible book value dilution and a faster earnback period than originally projected. • Excess capital generated by the transaction enabled securities portfolio optimization, increasing asset yields and long-term earnings power. • Revenue synergies not included in the original model are materializing, particularly in Wealth Management and Mortgage Banking. Transaction Performance Exceeding Original Expectations

11THIRD QUARTER 2026 INVESTOR PRESENTATION 4Q and Full Year 2026 Outlook ($ in millions except per share data) 2025 Actual 2026 Outlook Adjusted Revenue (fully taxable equivalent basis) $ 656 28% - 31% Growth Adjusted Efficiency Ratio 58% 53% - 55% Adjusted Earnings Per Share-Diluted $ 1.84 $2.48 - $2.52 Organic Loan Growth 9.4 % High Single Digit Growth Organic Deposit Growth 1.2 % Low to Mid Single Digit Growth 4Q’25 Actual 4Q’26 Outlook Adjusted ROA 0.89% 1.30% Adjusted ROTE 12.0% 16.0% Adjusted measures are non-GAAP measures, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP.

12THIRD QUARTER 2026 INVESTOR PRESENTATION Quarterly Trend ($ in millions, except per share amounts) 3Q'26 2Q'26 1Q'26 4Q'25 3Q'25 Accretion on acquired loans $ 8.5 $ 8.9 $ 12.1 $ 10.6 $ 9.5 Amortization of intangibles 9.9 10.0 10.1 10.4 6.0 Accretion on acquired loans, net of amortization of intangibles (1.4) (1.1) 2.0 0.2 3.5 Tax effect (0.4) (0.3) 0.5 0.1 0.9 Accretion on acquired loans, net of amortization of intangibles, after taxes $ (1.0) $ (0.8) $ 1.5 $ 0.1 $ 2.6 Net per share impact $ (0.01) $ (0.01) $ 0.01 $ — $ 0.03 • The positive impact of acquisition-related fair value marks on loans is largely offset by expense associated with amortization of intangibles, resulting in a nominal net effect on earnings. • Accretion on acquired loans of $8.5 million, net of amortization of intangibles of $9.9 million in Q3 2026 resulted in a $(0.01) impact to diluted earnings per share. Selected Acquisition-Related Impacts to Earnings

AGENDA COMPANY PERFORMANCE

14THIRD QUARTER 2026 INVESTOR PRESENTATION • Net income of $59.9 million, or $0.55 per share, increased 1% from the prior quarter and 64% from the prior year quarter. Adjusted net income1 of $71.8 million, or $0.66 per share, increased 9% from the prior quarter and 59% from the prior year quarter. • Adjusted pre-tax pre-provision earnings1 increased 5% from the prior quarter and 49% from the prior year quarter. • Net interest income grew 2% from the prior quarter and 37% from the prior year quarter. • The net interest margin was stable at 3.83% compared to the prior quarter and, excluding accretion on acquired loans, net interest margin expanded one basis point to 3.66%. • Return on average assets was 1.11% and adjusted return on average assets1 was 1.34%, compared to 1.25% in the prior quarter. • 13% annualized organic loan growth in the third quarter and 10% annualized growth year to date. • Average noninterest-bearing deposits grew 4% annualized from the prior quarter and noninterest- bearing demand deposits have grown 10% annualized year to date. • Return on average tangible shareholders' equity was 14.34% and adjusted return on average tangible shareholders' equity1 was 16.89%, compared to 15.79% in the prior quarter. • Strong capital position, with a Tier 1 capital ratio of 14.1%. • Continued share repurchases, with over 1.2 million shares of common stock repurchased year to date. Third Quarter 2026 Highlights 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP.

15THIRD QUARTER 2026 INVESTOR PRESENTATION Net Interest Income and Net Interest Margin ($ in m ill io ns ) $133.9 $176.2 $178.2 $182.2 $185.4 3.57% 3.66% 3.83% 3.83% 3.83% 3.32% 3.44% 3.57% 3.65% 3.66% Net Interest Income Net Interest Margin NIM, excluding accretion on acquired loans 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Net interest income1 totaled $185.4 million, an increase of $3.2 million, or 2%, from the prior quarter. Net interest margin was stable at 3.83%. Excluding the effect of accretion on acquired loans, net interest margin expanded one basis point to 3.66%. Securities yields increased five basis points from the prior quarter to 4.52%. Loan yields increased one basis point from the prior quarter to 5.89%. Excluding the effect of accretion on acquired loans, loan yields increased three basis points to 5.64%. The cost of deposits increased seven basis points to 1.60% and the cost of funds increased five basis points to 1.74%. 1 1Calculated on a fully taxable equivalent basis using amortized cost.

16THIRD QUARTER 2026 INVESTOR PRESENTATION $23.8 $28.6 $(12.6) $27.8 $31.6 $24.7 $28.5 $26.9 $27.8 $32.1 Noninterest income Adjusted noninterest income 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Noninterest income totaled $31.6 million, an increase of $3.8 million, or 14%, from the prior quarter. Adjusted noninterest income1 increased $4.3 million, or 15%, from the prior quarter to $32.1 million. Changes from the prior quarter included: Wealth management income totaled $6.1 million, an increase of $0.1 million, or 2%. Assets under management have grown 29% year-over- year. Mortgage banking income totaled $4.7 million, an increase of $2.0 million, or 73%, with higher interest rates driving higher values on mortgage servicing rights, offsetting declines recognized earlier in 2026. Insurance agency income totaled $1.8 million, an increase of $0.5 million, or 38%, reflecting continued growth in the business including a small agency acquisition completed in the third quarter of 2026. Other income totaled $7.5 million, an increase of $1.4 million, or 24%, primarily due to higher swap and syndication fees, higher gains on SBA loan sales and higher unrealized gains on SBIC investments. ($ in millions) 1 Strategic repositioning of the securities portfolio in 1Q’26 resulted in a $39.5 million loss. Noninterest Income 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP.

17THIRD QUARTER 2026 INVESTOR PRESENTATION $1,387 $1,711 $2,053 $2,808 $3,184 2022 2023 2024 2025 3Q’26 Growth in Wealth Management Assets under management totaled $3.2 billion at September 30, 2026, increasing 29% year-over- year. $574 million in new organic assets under management year-to-date in 2026 driven by both new and expanding existing client relationships. Since 2022, assets under management have increased at a compound annual growth rate (“CAGR”) of 22%. 22% CAGR Assets Under Management End-of-Period ($ in millions)

18THIRD QUARTER 2026 INVESTOR PRESENTATION $91.2 $112.4 $113.6 $114.8 $117.8 57.6% 54.5% 55.3% 54.5% 53.9% Adjusted noninterest expense Adjusted Efficiency Ratio Total Assets 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Noninterest Expense Noninterest expense was $133.3 million in the third quarter of 2026, an increase of $10.2 million, or 8%, compared to the prior quarter, and an increase of $31.3 million, or 31%, compared to the prior year quarter. Merger and integration costs totaled $15.5 million, compared to $8.4 million in the prior quarter and $10.8 million in the prior year quarter. Results for the third quarter of 2026 included: • Salaries and employee benefits totaled $63.4 million, an increase of $0.3 million, or 1%, from the prior quarter and an increase of $9.7 million, or 18%, from the prior year quarter. • Outsourced data processing costs totaled $12.5 million, an increase of $0.2 million, or 2%, from the prior quarter and an increase of $3.1 million, or 34%, from the prior year quarter. • Occupancy and furniture and equipment expenses totaled $12.5 million, an increase of $0.1 million, or 1%, compared to the prior quarter and an increase of $2.7 million, or 27%, from the prior year quarter. • Legal and professional fees totaled $2.7 million, an increase of $0.2 million, or 10%, compared to the prior quarter and an increase of $1.1 million, or 63%, from the prior year quarter. • Amortization of intangibles totaled $9.9 million, consistent with the prior quarter and an increase of $3.9 million, or 65%, from the prior year quarter. • Other expenses totaled $9.4 million, an increase of $1.4 million, or 17%, compared to the prior quarter and an increase of $3.6 million, or 60%, from the prior year quarter. ($ in millions) $102.0 $130.5 $122.2 $123.1 $133.3 64.4% 63.4% 59.5% 58.5% 61.0% Noninterest expense Efficiency Ratio Total Assets 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Noninterest Expense $16,677 $20,842 $21,145 $21,360 $21,193 Adjusted Noninterest Expense1 $16,677 $20,842 $21,145 $21,360 $21,193 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP.

19THIRD QUARTER 2026 INVESTOR PRESENTATION $10,964 $12,628 $12,641 $13,145 $13,574 5.96% 6.02% 5.96% 5.88% 5.89% 5.61% 5.68% 5.57% 5.61% 5.64% Yield Excluding Accretion on Acquired Loans Reported Yield Total Loans 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 $1,134 $948 $1,045 $1,291 $1,275 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Commercial Loan Pipeline ($ in millions) Total Loans End-of-Period ($ in millions) Disciplined Loan Growth Supported by a Strong Pipeline Broad-based loan growth generated a net increase of $429 million in loans outstanding, a 13% annualized increase during the quarter. Seacoast continues to benefit from the investments made in recent years to attract talent from large regional and national banks across its markets. Commercial loan pipelines remain strong at $1.3 billion.

20THIRD QUARTER 2026 INVESTOR PRESENTATION CRE-Retail, 11% CRE-Industrial/Warehouse, 7% CRE-Office, 4% CRE-Multifamily 5+, 4% CRE-Hotel/Motel, 2% CRE-Other, 5% Construction & Land Development, 7% Residential, 24% Consumer, 1% OOCRE, 16% Commercial & Financial, 19% At September 30, 2026 Loan Portfolio Mix Seacoast's lending strategy results in a diverse and granular loan portfolio. Seacoast’s average loan size is $478 thousand and the average commercial loan size is $1.1 million at September 30, 2026. Portfolio diversification in terms of asset mix, industry, and loan type has been a critical element of the Company’s lending strategy. Strong loan growth has been broad-based across the portfolio, and exposures across industries and collateral types remain well diversified. Construction and land development and commercial real estate loans, as defined in regulatory guidance, represent 41% and 227%, respectively, of total consolidated risk-based capital.

21THIRD QUARTER 2026 INVESTOR PRESENTATION Allowance for Credit Losses and Purchase Discount ($ in millions) Loans Outstanding Allowance for Credit Losses % of Loans Outstanding Purchase Discount % of Loans Outstanding Construction and Land Development $ 947 $ 9 0.95% $ 1 0.11 % Owner Occupied Commercial Real Estate 2,177 24 1.10 12 0.55 Commercial Real Estate 4,485 66 1.47 52 1.16 Residential Real Estate 3,281 50 1.52 39 1.19 Commercial & Financial 2,491 35 1.41 16 0.64 Consumer 193 7 3.63 1 0.52 Total $ 13,574 $ 191 1.41% $ 121 0.89% • The total allowance for credit losses was $191 million as of September 30, 2026, representing 1.41% of total loans. The balance includes an $8.4 million measurement period adjustment, which was identified and recorded in the third quarter of 2026, to the reserve for an acquired VBI loan. • The $121 million remaining unrecognized discount on acquired loans represents 0.89% of total loans. • The reserve for unfunded commitments was $7 million at September 30, 2026 and is reflected in Other liabilities.

22THIRD QUARTER 2026 INVESTOR PRESENTATION 0.12% 0.03% 0.11% 0.10% 0.16% NCO/Average Loans 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 1.34% 1.42% 1.39% 1.38% 1.41% ACL/Total Loans 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Continued Strong Asset Quality Trends Nonperforming Loans 0.55% 0.57% 0.75% 0.66% 0.54% 0.19% 0.26% 0.22% 0.15% 0.20% NPL/Total Loans Accruing Past Due / Total Loans 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 2.50% 2.82% 2.82% 2.88% 2.90% Criticized and Classified Loans / Total Loans 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Criticized and Classified LoansAllowance for Credit Losses Net Charge-Offs

23THIRD QUARTER 2026 INVESTOR PRESENTATION Well-Managed Deposit Costs Deposits were $16.6 billion as of September 30, 2026, compared to $16.8 billion as of June 30, 2026, with the decline including a $159.0 million decrease in brokered deposits and a $105.9 million decline in public funds. Outside of these two funding sources, deposits grew 1.3% annualized in all other categories. Noninterest-bearing demand deposits have grown at an annualized rate of 10% year to date. Our continued focus on organic growth in combination with front line banking talent additions in recent years continues to drive customer acquisition, and supports a well diversified, low cost deposit portfolio. $12,498 Deposits End-of-Period ($ in millions) $13,090 $16,256 $16,638 $16,792 $16,580 4.25% 3.75% 3.75% 3.75% 4.00% 1.81% 1.67% 1.54% 1.53% 1.60% Total Deposits Fed Funds Upper Limit Cost of Deposits 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26

24THIRD QUARTER 2026 INVESTOR PRESENTATION Deposits End-of-Period ($ in millions) $13,090 $16,256 $16,638 $16,792 $16,580 Transaction Accounts Savings Money Market Brokered Time Deposits 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 Granular, Diverse and Relationship-Focused Customer Funding Base The Company benefits from a granular deposit franchise, with the top ten depositors representing approximately 2% of total customer deposits. Customer transaction account balances represent 48% of total deposits, comparing favorably to regional bank peers and demonstrating the strength of our operating account relationships. Consumer and business deposits represent 47% and 53% of total customer deposits, respectively, with an average balance per account of $26 thousand and $120 thousand. This mix reflects a balanced deposit base with strong customer relationship driven funding. The average customer tenure is 11 years, highlighting strong customer retention and the durability of the franchise through varying interest rate cycles. 48%48%50% 48% 48% 6%6%6%6% 5% 34% 32% 31% 30% 31%1% 1% 1% 4% 3% 12% 13% 12% 12% 12%

25THIRD QUARTER 2026 INVESTOR PRESENTATION Investment Securities Performance and Composition Portfolio yields increased five basis points to 4.52% from 4.47% in the prior quarter. Net unrealized losses in the available-for-sale portfolio increased $237.0 million during the third quarter of 2026, driven by spread widening and higher rates. Sold $234.0 million in securities during the third quarter of 2026 to fund strong loan growth. Net Unrealized Loss in Securities ($ in millions) 9/30/2026 6/30/2026 △ from 2Q'26 Total Available-for-Sale $ (348,684) $ (111,730) $ (236,954) Total Held-to-Maturity (117,671) (98,349) (19,322) Total Securities $ (466,355) $ (210,079) $ (256,276) ($ in m ill io ns ) $3,811 $5,751 $5,645 $5,739 $5,187 $599 $586 $576 $564 $553 $3,212 $5,165 $5,069 $5,175 $4,634 3.92% 4.13% 4.37% 4.47% 4.52% HTM Securities AFS Securities Yield 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 AAA, 10% AA, 4% BBB, 3% Agency, 83% Investment portfolio is predominantly agency-backed, with the remainder comprised of highly rated investment grade bonds.

26THIRD QUARTER 2026 INVESTOR PRESENTATION $17.61 $15.14 $15.33 $15.71 $14.27 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 15.9% 15.9% 16.0% 15.7% 15.5% 13.9% 11.5% 11.7% 11.5% 11.3% Total Risk Based Capital CET1 Ratio Adjusted CET1 Ratio 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 10.7% 9.1% 8.5% 14.4% 14.3% 13.0% 12.0% 16.3% 15.8% 16.9% GAAP - ROTE Adjusted - ROTE 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 1Calculated treating all convertible preferred shares as common. Each 1/1000th preferred share is convertible to one common share on the date a holder of preferred stock transfers such share of preferred stock to a non-affiliate of the holder. The Company defines tangible equity as total shareholders' equity plus convertible preferred stock less intangible assets. 2Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 3FDICIA defines well capitalized as 10.0% for total risk-based capital and 6.5% for CET1 ratio at a total Bank level. Tangible Book Value Per Share (TBV/share) Tangible Equity / Tangible Assets Total Risk-Based and CET1 CapitalReturn on Tangible Equity 2 10.0%3 6.5%3 Robust Capital Position Supporting a Fortress Balance Sheet $17.251 $15.961 16.901 9.8% 7.6% 7.5% 7.5% 6.9% Tangible Common Equity to Tangible Assets Tangible Equity to Tangible Assets 3Q'25 4Q'25 1Q'26 2Q'26 3Q'26 9.3% 8.6%9.2% 14.1% 13.8% 13.6% 1 16.721 9.3% 14.0% $1.63 impact from market decline in AFS securities.

27THIRD QUARTER 2026 INVESTOR PRESENTATION $17.25 $0.66 $(0.16) $(0.22) $(1.63) $0.06 $15.96 TBV / Share at 2Q’26 Adjusted Net Income Merger and Integration Related Items Dividends and Share Repurchases Unrealized Net Losses on AFS Securities and Hedges Other TBV / Share at 3Q’26 Change in Tangible Book Value Per Share Tangible book value per share, treating all convertible preferred shares as common, was $15.96 as of September 30, 2026, compared to $17.25 as of June 30, 2026. Declines in accumulated other comprehensive income associated with investment securities and related hedging activities contributed approximately $1.63 to the decline in tangible book value per share. Seacoast’s AFS portfolio is over 80% agency- guaranteed. Longer duration holdings saw a greater decline in value from market rate increases and wider spreads during the third quarter of 2026; however, no realized loss is expected. 1Non-GAAP measure, see “Explanation of Certain Unaudited Non-GAAP Financial Measures" for more information and a reconciliation to GAAP. 2Includes merger and integration costs and changes in goodwill and intangible assets from measurement period adjustments. 2 1

28THIRD QUARTER 2026 INVESTOR PRESENTATION Appendix

29THIRD QUARTER 2026 INVESTOR PRESENTATION Recognition 4th consecutive year 2nd consecutive year6th consecutive year 2nd consecutive year 1st time winner2nd consecutive year 4th consecutive year

30THIRD QUARTER 2026 INVESTOR PRESENTATION About Non-GAAP Financial Measures: This presentation contains financial information determined by methods other than Generally Accepted Accounting Principles (“GAAP”). The financial highlights provide reconciliations between GAAP and adjusted financial measures including net income, noninterest income, noninterest expense, tax adjustments and other financial ratios. Management uses these non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. The Company believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance and if not provided would be requested by the investor community. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might define or calculate these measures differently. The Company provides reconciliations between GAAP and these non-GAAP measures. These disclosures should not be considered an alternative to GAAP. Presentation of Non-GAAP Financial Measures: Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments. Accordingly, figures shown as totals in certain tables may not be the arithmetic aggregation of the figures that precede them and the total of the four quarters may not be the arithmetic aggregation of the year-to-date value. Explanation of Certain Unaudited Non-GAAP Financial Measures

31THIRD QUARTER 2026 INVESTOR PRESENTATION Quarterly Trend Nine Months Ended (Amounts in millions except per share data) 3Q'26 2Q'26 1Q'26 4Q'25 3Q'25 3Q'26 3Q'25 Net Income $ 59.9 $ 59.5 $ 31.9 $ 34.3 $ 36.5 $ 151.3 $ 110.6 Total noninterest income (loss) 31.6 27.8 (12.6) 28.6 23.8 46.8 70.5 Securities losses (gains), net 0.5 0.1 39.5 (0.1) 0.8 40.1 0.6 Total adjusted noninterest income 32.1 27.8 26.9 28.5 24.7 86.9 71.1 Total noninterest expense 133.3 123.1 122.2 130.5 102.0 378.6 284.3 Merger and integration costs (15.5) (8.4) (8.5) (18.1) (10.8) (32.4) (14.3) Adjusted noninterest expense 117.8 114.8 113.6 112.4 91.2 346.2 270.0 Income taxes 15.5 16.5 9.0 9.2 10.5 41.0 32.4 Tax effect of adjustments 4.1 2.1 12.2 4.6 3.0 18.4 3.8 Adjusted income taxes 19.5 18.7 21.2 13.8 13.4 59.4 36.2 Adjusted net income 71.8 65.8 67.8 47.7 45.2 205.4 121.7 Earnings per common share-diluted, as reported 0.55 0.55 0.29 0.31 0.42 1.39 1.28 Adjusted earnings per common share-diluted $ 0.66 $ 0.61 $ 0.62 $ 0.44 $ 0.52 $ 1.89 $ 1.41 Average common shares-diluted 97.2 97.3 97.8 97.8 87.4 97.5 86.2 Average preferred shares, treating all convertible preferred shares as common 11.3 11.3 11.3 11.3 — 11.3 — Average common shares-diluted, treating all convertible preferred shares as common 108.5 108.5 109.1 109.0 87.4 108.7 86.2 GAAP to Non-GAAP Reconciliation

32THIRD QUARTER 2026 INVESTOR PRESENTATION Quarterly Trend Nine Months Ended (Amounts in millions except per share data) 3Q'26 2Q'26 1Q'26 4Q'25 3Q'25 3Q'26 3Q'25 Adjusted noninterest expense $ 117.8 $ 114.8 $ 113.6 $ 112.4 $ 91.2 $ 346.2 $ 270.0 Provision for credit losses on unfunded commitments (0.2) (0.2) (0.2) (0.8) (0.2) (0.5) (0.5) Other real estate owned expense and net (loss) gain on sale (0.5) (0.1) (0.1) — 0.3 (0.6) 0.1 Amortization of intangibles (9.9) (10.0) (10.1) (10.4) (6.0) (30.0) (16.4) Net adjusted noninterest expense 107.2 104.6 103.3 101.2 85.4 315.1 253.2 Average tangible assets $ 20,098.1 $ 19,911.0 $ 19,699.3 $ 19,976.9 $ 15,658.7 $ 19,904.3 $ 15,089.7 Net adjusted noninterest expense to average tangible assets 2.12% 2.11% 2.13% 2.01% 2.16% 2.12% 2.24 % Net revenue $ 215.0 $ 208.2 $ 163.9 $ 203.3 $ 157.3 $ 587.0 $ 449.4 Total adjustments to net revenue 0.5 0.1 39.5 (0.1) 0.8 40.1 0.6 Impact of FTE adjustment 2.0 1.8 1.7 1.6 0.4 5.4 1.2 Adjusted net revenue on a FTE basis $ 217.5 $ 210.0 $ 205.1 $ 204.8 $ 158.6 $ 632.6 $ 451.2 Adjusted efficiency ratio 53.87% 54.54% 55.31% 54.50% 57.63% 54.56% 59.77 % Net interest income $ 183.4 $ 180.4 $ 176.5 $ 174.6 $ 133.5 $ 540.2 $ 378.8 Impact of FTE adjustment 2.0 1.8 1.7 1.6 0.4 5.4 1.2 Net interest income including FTE adjustment 185.4 182.2 178.2 176.2 133.9 545.7 380.1 Total noninterest income (loss) 31.6 27.8 (12.6) 28.6 23.8 46.8 70.5 Total noninterest expense less provision for credit losses on unfunded commitments 133.2 123.0 122.0 129.7 101.8 378.2 283.9 Pre-tax pre-provision earnings 83.8 87.0 43.5 75.1 55.9 214.3 166.7 Total adjustments to noninterest income (loss) 0.5 0.1 39.5 (0.1) 0.8 40.1 0.6 Total adjustments to noninterest expense including other real estate owned expense and net (loss) gain on sale 16.0 8.4 8.6 18.1 10.5 33.0 14.2 Adjusted pre-tax pre-provision earnings $ 100.3 $ 95.5 $ 91.6 $ 93.2 $ 67.2 $ 287.4 $ 181.5 GAAP to Non-GAAP Reconciliation

33THIRD QUARTER 2026 INVESTOR PRESENTATION Quarterly Trend Nine Months Ended (Amounts in millions except per share data) 3Q'26 2Q'26 1Q'26 4Q'25 3Q'25 3Q'26 3Q'25 Average assets $ 21,307.1 $ 21,125.8 $ 20,924.9 $ 21,203.4 $ 16,486.0 $ 21,120.7 $ 15,898.3 Less average goodwill and intangible assets (1,209.0) (1,214.8) (1,225.6) (1,226.5) (827.3) (1,216.4) (808.6) Average tangible assets $ 20,098.1 $ 19,911.0 $ 19,699.3 $ 19,976.9 $ 15,658.7 $ 19,904.3 $ 15,089.7 Return on average assets (ROA) 1.11% 1.13% 0.62% 0.64% 0.88% 0.96% 0.93 % Impact of other adjustments for adjusted net income 0.23 0.12 0.69 0.25 0.21 0.34 0.09 Adjusted ROA 1.34 1.25 1.31 0.89 1.09 1.30 1.02 ROA 1.11 1.13 0.62 0.64 0.88 0.96 0.93 Impact of removing average intangible assets and related amortization 0.22 0.22 0.19 0.19 0.16 0.21 0.16 Return on average tangible assets (ROTA) 1.33 1.35 0.81 0.83 1.04 1.17 1.09 Impact of other adjustments for adjusted net income 0.23 0.13 0.74 0.27 0.22 0.36 0.10 Adjusted ROTA 1.56 1.48 1.55 1.10 1.26 1.53 1.19 Return on average equity (ROE) 8.71 8.74 4.69 4.99 6.17 7.38 6.51 Impact of other adjustments for adjusted net income 1.74 0.92 5.27 1.96 1.47 2.64 0.65 Adjusted ROE 10.45% 9.66% 9.96% 6.95% 7.64% 10.02% 7.17 % Average shareholders' equity $ 2,727.8 $ 2,732.4 $ 2,760.7 $ 2,724.2 $ 2,345.2 $ 2,740.2 $ 2,271.3 Average convertible preferred stock 343.1 343.1 343.1 343.1 — 343.1 — Less average goodwill and intangible assets (1,209.0) (1,214.8) (1,225.6) (1,226.5) (827.3) (1,216.4) (808.6) Average tangible equity $ 1,862.0 $ 1,860.6 $ 1,878.2 $ 1,840.8 $ 1,517.9 $ 1,866.9 $ 1,462.7 ROE 8.71% 8.74% 4.69% 4.99% 6.17% 7.38% 6.51 % Impact of adding convertible preferred stock and removing average intangible assets and related amortization 5.63 5.70 3.82 4.06 4.53 5.06 4.72 Return on average tangible equity (ROTE) 14.34 14.44 8.51 9.05 10.70 12.44 11.23 Impact of other adjustments for adjusted net income 2.55 1.35 7.75 2.91 2.28 3.88 1.02 Adjusted ROTE 16.89% 15.79% 16.26% 11.96% 12.98% 16.32% 12.25 % GAAP to Non-GAAP Reconciliation

34THIRD QUARTER 2026 INVESTOR PRESENTATION Quarterly Trend Nine Months Ended (Amounts in millions except per share data) 3Q'26 2Q'26 1Q'26 4Q'25 3Q'25 3Q'26 3Q'25 Loan interest income1 $ 198.1 $ 188.7 $ 186.2 $ 187.9 $ 162.3 $ 573.0 $ 470.8 Accretion on acquired loans (8.5) (8.9) (12.1) (10.6) (9.5) (29.5) (28.3) Loan interest income excluding accretion on acquired loans1 $ 189.6 $ 179.8 $ 174.1 $ 177.3 $ 152.8 $ 543.6 $ 442.5 Yield on loans1 5.89% 5.88% 5.96% 6.02% 5.96% 5.91% 5.95 % Impact of accretion on acquired loans (0.25) (0.27) (0.39) (0.34) (0.35) (0.30) (0.36) Yield on loans excluding accretion on acquired loans1 5.64% 5.61% 5.57% 5.68% 5.61% 5.61% 5.59 % Net interest income1 $ 185.4 $ 182.2 $ 178.2 $ 176.2 $ 133.9 $ 545.7 $ 380.1 Accretion on acquired loans (8.5) (8.9) (12.1) (10.6) (9.5) (29.5) (28.3) Net interest income excluding accretion on acquired loans1 $ 176.9 $ 173.2 $ 166.1 $ 165.6 $ 124.4 $ 516.2 $ 351.7 Net interest margin1 3.83% 3.83% 3.83% 3.66% 3.57% 3.83% 3.55 % Impact of accretion on acquired loans (0.17) (0.18) (0.26) (0.22) (0.25) (0.21) (0.27) Net interest margin excluding accretion on acquired loans1 3.66% 3.65% 3.57% 3.44% 3.32% 3.62% 3.28 % Securities interest income1 $ 62.9 $ 63.8 $ 61.3 $ 57.9 $ 36.0 $ 188.0 $ 98.0 Tax equivalent adjustment on securities (1.2) (1.2) (1.2) (1.1) — (3.6) — Securities interest income excluding tax equivalent adjustment 61.7 62.6 60.1 56.7 36.0 184.4 97.9 Loan interest income1 198.1 188.7 186.2 187.9 162.3 573.0 470.8 Tax equivalent adjustment on loans (0.8) (0.6) (0.5) (0.5) (0.4) (1.8) (1.2) Loan interest income excluding tax equivalent adjustment 197.3 188.2 185.7 187.4 161.9 571.2 469.6 Net interest income1 185.4 182.2 178.2 176.2 133.9 545.7 380.1 Tax equivalent adjustment on securities (1.2) (1.2) (1.2) (1.1) — (3.6) — Tax equivalent adjustment on loans (0.8) (0.6) (0.5) (0.5) (0.4) (1.8) (1.2) Net interest income excluding tax equivalent adjustments $ 183.4 $ 180.4 $ 176.5 $ 174.6 $ 133.5 $ 540.2 $ 378.8 GAAP to Non-GAAP Reconciliation 1On a fully taxable equivalent basis. All yields and rates have been computed using amortized cost.

35THIRD QUARTER 2026 INVESTOR PRESENTATION Quarterly Trend Nine Months Ended (Amounts in millions except per share data) 3Q'26 2Q'26 1Q'26 4Q'25 3Q'25 3Q'26 3Q'25 Total shareholders’ equity $ 2,595.7 $ 2,730.8 $ 2,717.7 $ 2,712.7 $ 2,378.1 $ 2,595.7 $ 2,378.1 Goodwill (1,045.0) (1,035.0) (1,035.0) (1,034.7) (754.6) (1,045.0) (754.6) Other intangible assets, net (170.2) (174.5) (185.0) (195.7) (76.3) (170.2) (76.3) Total adjustments to shareholders’ equity (1,215.2) (1,209.5) (1,220.0) (1,230.4) (830.9) (1,215.2) (830.9) Total tangible common shareholders’ equity 1,380.5 1,521.3 1,497.7 1,482.2 1,547.2 1,380.5 1,547.2 Convertible preferred stock 343.1 343.1 343.1 343.1 — 343.1 — Total tangible shareholders’ equity $ 1,723.7 $ 1,864.4 $ 1,840.8 $ 1,825.3 $ 1,547.2 $ 1,723.7 $ 1,547.2 Common stock, shares outstanding 96.7 96.8 97.7 97.9 87.9 96.7 87.9 Preferred stock1, shares outstanding 11.3 11.3 11.3 11.3 — 11.3 — Common stock, shares outstanding, treating all preferred shares as common 108.0 108.1 108.9 109.2 87.9 108.0 87.9 Tangible book value per share $ 14.27 $ 15.71 $ 15.33 $ 15.14 $ 17.61 $ 14.27 $ 17.61 Tangible book value per share, treating all preferred shares as common 15.96 17.25 16.90 16.72 17.61 15.96 17.61 Net income available to common shareholders 57.7 57.4 29.8 32.1 36.5 144.9 110.6 Less allocation of earnings to preferred stock-diluted (4.1) (4.1) (1.2) (1.4) — (9.3) — Net income available to common shareholders after allocation of earnings to preferred stock $ 53.6 $ 53.3 $ 28.6 $ 30.7 $ 36.5 $ 135.6 $ 110.6 Average common shares-diluted 97.2 97.3 97.8 97.8 87.4 97.5 86.2 Average preferred shares, treating all preferred shares as common 11.3 11.3 11.3 11.3 — 11.3 — Average common shares-diluted, treating all preferred shares as common 108.5 108.5 109.1 109.0 87.4 108.7 86.2 Earnings per common share-diluted, as reported $ 0.55 $ 0.55 $ 0.29 $ 0.31 $ 0.42 $ 1.39 $ 1.28 Earnings per common share-diluted, treating all preferred shares as common 0.55 0.55 0.29 0.31 0.42 1.39 1.28 GAAP to Non-GAAP Reconciliation 1In the fourth quarter of 2025, non-voting convertible preferred shares were issued in connection with the VBI acquisition. Each 1/1000th preferred share is convertible to one common share on the date a holder of preferred stock transfers such share of preferred stock to a non-affiliate of the holder.